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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 24, 2003

                            SEVEN SEAS PETROLEUM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         CAYMAN ISLANDS                   0-22483               73-468669
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)



                           5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 622-8218
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         GHK Company Colombia ("GHKCC"), the Colombian operating subsidiary of Seven Seas Petroleum Inc., ("SSPC") has received notice from Ecopetrol, the Colombian national oil company, that GHKCC will have until September 1, 2003 to obtain the necessary financing and commence technical operations to test and complete the Escuela 2 exploration well. If the Ecopetrol September 1 requirements are not satisfied, GHKCC will be required to immediately elect whether to participate in the second exploration period of the Deep Dindal Association Contract. The second exploration period expires on October 24, 2004 and requires a second well to be drilled along with submission of evidence of financial capability. In the absence of Escuela 2 well test information, participation in the second exploration period is highly unlikely.

         Provided that the Ecopetrol September 1 requirements are satisfied, GHKCC will have until October 31, 2003 to complete the Excuela 2 well and make the election to participate in the second exploration period.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SEVEN SEAS PETROLEUM INC.


Date:    July 24, 2003

                                        By:  /s/ RONALD A. LEFAIVE
                                            -----------------------------------
                                            Ronald A. Lefaive
                                            Vice President of Finance and
                                            Chief Financial Officer